UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

This combined Form 8-K is separately furnished by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 19, 2010, Interstate Power and Light Company (“IPL”) received the written order from the Iowa Utilities Board (“IUB”) related to its most recent retail electric case. A summary of certain provisions of that order can be found posted to Alliant Energy Corporation’s website at www.alliantenergy.com and furnished as Exhibit 99.1 hereto. The full testimony of the filing is available on the IUB’s website at www.iowa.gov/iub.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1) Summary of Interstate Power and Light Company’s Retail Electric Rate Case Order

Forward –Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements can be identified as such because the statements include expected recoveries and rate of returns in the rate order approved by the IUB which are forward-looking. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Actual results could be affected by the following factors, among others:

— state regulatory or governmental actions, and future regulatory proceedings;

— IPL’s ability to obtain adequate and timely rate relief to allow for, among other things, the recovery of operating costs, capital expenditures and deferred expenditures, the earning of reasonable rates of return and the payment of expected levels of dividends;

— economic and political conditions in IPL’s service territory; and

— the effectiveness of continued cost control efforts and operating efficiencies.

These factors should be considered when evaluating the forward-looking statements and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof and Alliant Energy and IPL undertake no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: January 22, 2010	By:	/S/ PATRICIA L. KAMPLING
Patricia L. Kampling
Executive Vice President-Chief Financial Officer and Treasurer

INTERSTATE POWER AND LIGHT COMPANY

Date: January 22, 2010	By:	/S/ PATRICIA L. KAMPLING
Patricia L. Kampling
Executive Vice President-Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Interstate Power and Light Company’s Retail Electric Rate Case Order